                                                              Exhibit 99.B.23(p)

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn F. Mead, Esq., Thomas N. Calabria, Esq. and David A. Peters, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of McM Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 11th day of February, 1999.



                                                     /s/ Kenneth I. Rosenblum
                                                     ---------------------------
                                                     Kenneth I. Rosenblum
                                                     Trustee



                                 ACKNOWLEDGMENT
                                 --------------

State of California                         )
                                            ) ss:
County of San Francisco                     )

The foregoing instrument was acknowledged before me this 11th day of February, 1999, by Kenneth I. Rosenblum, Trustee of McM Funds.



/s/ Mary Schroeder
------------------
Notary Public

                                                              Exhibit 99.B.23(p)

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn F. Mead, Esq., Thomas N. Calabria, Esq. and David A. Peters, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of McM Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 11th day of February, 1999.



                                                      /s/ Gregory L. Watson
                                                      --------------------------
                                                      Gregory L. Watson
                                                      Trustee



                                 ACKNOWLEDGMENT

State of California                         )
                                            ) ss:
County of San Francisco                     )

The foregoing instrument was acknowledged before me this 11th day of February, 1999, by Gregory L. Watson, Trustee of McM Funds.



/s/ Mary Schroeder
------------------
Notary Public

                                                              Exhibit 99.B.23(p)

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn F. Mead, Esq., Thomas N. Calabria, Esq. and David A. Peters, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of McM Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 11th day of February, 1999.



                                                       /s/ Walter B. Rose
                                                       -------------------------
                                                       Walter B. Rose
                                                       Trustee



                                 ACKNOWLEDGMENT

State of California                         )
                                            ) ss:
County of San Francisco                     )

The foregoing instrument was acknowledged before me this 11th day of February, 1999, by Walter B. Rose, Trustee of McM Funds.


/s/ Mary Schroeder
------------------
Notary Public

                                                              Exhibit 99.B.23(p)


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn F. Mead, Esq., Thomas N. Calabria, Esq. and David A. Peters, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of McM Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 11th day of February, 1999



                                                        /s/ Robert R. Barron
                                                        ------------------------
                                                        Robert R. Barron
                                                        Trustee



                                 ACKNOWLEDGMENT

State of California                         )
                                            ) ss:
County of San Francisco                     )

The foregoing instrument was acknowledged before me this 11th day of February, 1999, by Robert R. Barron, Trustee of McM Funds.


/s/ Mary Schroeder
------------------
Notary Public

                                                              Exhibit 99.B.23(p)


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn F. Mead, Esq., Thomas N. Calabria, Esq. and David A. Peters, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of McM Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 11th day of February, 1999.



                                                      /s/ Terry A. O'Toole
                                                      --------------------------
                                                      Terry A. O'Toole
                                                      President and Chief
                                                      Executive Officer



                                 ACKNOWLEDGMENT

State of California                         )
                                            ) ss:
County of San Francisco                     )

The foregoing instrument was acknowledged before me this 11th day of February, 1999, by Terry A. O'Toole, President and Chief Executive Officer of McM Funds.


/s/ Mary Schroeder
------------------
Notary Public

                                                              Exhibit 99.B.23(p)



                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn F. Mead, Esq., Thomas N. Calabria, Esq. and David A. Peters, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of McM Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 11th day of February, 1999.



                                                     /s/ Mark R. Taylor
                                                     ---------------------------
                                                     Mark R. Taylor
                                                     Trustee



                                 ACKNOWLEDGMENT

State of  California                        )
                                            ) ss:
County of San Francisco                     )

The foregoing instrument was acknowledged before me this 11th day of February, 1999, by Mark R. Taylor, Trustee of McM Funds.


Mary Schroeder
--------------
Notary Public

                                                              Exhibit 99.B.23(p)

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn F. Mead, Esq., Thomas N. Calabria, Esq. and David A. Peters, Esq. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of McM Funds (the "Trust"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Trust, to perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 11th day of February, 1999.



                                                       /s/ S.D. Sicotte
                                                       -------------------------
                                                       S.D. Sicotte
                                                       Trustee



                                 ACKNOWLEDGMENT

State of California                         )
                                            ) ss:
County of San Francisco                     )

The foregoing instrument was acknowledged before me this 11th day of February, 1999, by S.D. Sicotte, Trustee of McM Funds.


/s/ Mary Schroeder
------------------
Notary Public